UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 4, 2015

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

0-21886

(SEC File Number)

52-0812977

(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200 Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 4, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of Barrett Business Services, Inc. (the “Company”), received written notice from its independent registered public accounting firm, Moss Adams LLP (“Moss Adams”), that Moss Adams’ completed interim review of the Company’s unaudited interim consolidated financial statements as of June 30, 2014, and for the periods then ended, which financial statements were included in the Company’s Form 10-Q for the quarter ended June 30, 2014, filed with the Securities and Exchange Commission on August 8, 2014 (the “2014 second quarter Form 10-Q”), can no longer be relied upon.

In connection with this notice, Moss Adams requested that the Audit Committee conduct an independent investigation regarding the Company’s workers’ compensation expense reserve as reported in its Form 10-Q for the quarter ended June 30, 2014 (the “June 30, 2014 workers’ compensation reserve”). Moss Adams stated that it has become aware of information indicating that an illegal act has or may have occurred with respect to the June 30, 2014 workers’ compensation reserve in connection with Moss Adams not having been provided with available information regarding the Company’s June 30, 2014 workers’ compensation expense reserve in the course of Moss Adams’ review of the Company’s financial statements in the 2014 second quarter Form 10-Q.

The Audit Committee, at a meeting held on November 6, 2015, determined that, given the seriousness of the allegations, it is in the best interests of BBSI’s shareholders to conduct a thorough and prompt independent investigation into whether an illegal act has occurred and the impact of any such illegal act on the Company’s financial statements for the quarter ended June 30, 2014. As such, the Audit Committee has retained independent legal counsel, Stoll Stoll Berne Lokting & Shlachter, P.C., of Portland, Oregon, to conduct an independent investigation.

In May 2014, the Company engaged an actuarial consultant to assist management in assessing the Company’s practices in handling workers’ compensation claims and establishing case reserves, evaluating its workers’ compensation liability, and working with its independent actuary of record. The Audit Committee believes that the notice received from Moss Adams was triggered by Moss Adams’ becoming aware that the consultant’s analysis had not been provided to Moss Adams in connection with its review of the financial statements included in the 2014 second quarter Form 10-Q. The Audit Committee also believes that the issues described above do not affect the Company’s annual financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2014.

The Company intends to file its quarterly report on Form 10-Q for the quarter ended September 30, 2015 (the “2015 third quarter Form 10-Q”), with the Securities and Exchange Commission as soon as practicable after the Audit Committee’s independent investigation has been completed and Moss Adams has had an opportunity to review and assess the findings of the investigation and to finalize its review of the Company’s unaudited interim consolidated financial statements to be included the 2015 third quarter Form 10-Q.

The Chair of the Audit Committee has discussed the matters disclosed in this Item 4.02 with Moss Adams.

On November 10, 2015, the Company received a copy of a letter addressed to the Securities and Exchange Commission (the “SEC”) from Moss Adams stating that it is in agreement with the Company’s statements contained in its Current Report on Form 8-K filed with the SEC on November 9, 2015, or had no basis to agree or disagree with certain statements. A copy of the letter is filed as Exhibit 99.1 to this report.

Forward Looking Statements:

The foregoing information regarding the investigation by independent counsel and the effects on the Company’s financial statements includes forward-looking statements that are subject to risks and uncertainties. Additional considerations and other important risk factors affecting the Company's business are described in the Company's reports on Forms 10-K and 10-Q and other filings with the Securities and Exchange Commission. The forward-looking statements in this report speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The following exhibit is filed with this Form 8-K:

99.1 Letter of Moss Adams LLP dated November 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.
Dated: November 12, 2015	By:	/s/ James D. Miller
James D. Miller Vice President-Finance, Treasurer and Secretary